Inland Residential Properties Trust, Inc.

Inland Residential Properties Trust, Inc.

2017 Annual Stockholders' Meeting

June 20, 2017 ● 10:00 am CT



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Disclaimer

Inland Residential Properties Trust, Inc.

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This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by a prospectus, as supplemented, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers and registered investment advisors authorized to do so. This material must be preceded or accompanied by a prospectus, as supplemented, in order to understand fully all of the implications and risks of the offering to which it relates. Neither the Securities and Exchange Commission nor any state securities regulator has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

Past performance is not a guarantee of future results.

The properties depicted in the photographs in this presentation are owned by Inland Residential Properties Trust, Inc. (Inland Residential Trust).

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, member FINRA/SIPC, dealer manager for Inland Residential Trust.

Publication Date: 6/20/2017

Important Risk Factors to Consider

Some of the risks related to investing in commercial real estate include, but are not limited to: market risks such as local property supply and demand conditions; tenants' inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of God such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing.

An investment in Inland Residential Trust shares involves significant risks. If Inland Residential Trust is unable to effectively manage these risks, it may not meet its investment objectives and investors may lose some or all of their investment. Please consult the "Risk Factors" and "Conflicts of Interest" sections of the prospectus for a more detailed discussion. Material risks of an investment in Inland Residential Trust's common stock include, but are not limited to, the following:

- No public market currently exists, and one may never exist, for our shares. Our board does not have any current plans to list our shares or pursue any other liquidity event, and we cannot guarantee that a liquidity event will occur.
- The offering prices are not indicative of the prices at which an investor may be able to sell shares, and are not based on the book value or net asset value of our current or expected investments or our current or expected cash flow.
- We cannot guarantee that we will continue to pay distributions.
- We have paid and may continue to pay distributions from sources other than cash flow from operations, including borrowings and net offering proceeds. We have not limited our use of any of these other sources. Payments of distributions using offering or financing proceeds will reduce the amount of capital we ultimately invest in real estate assets.
- The number of real estate assets we acquire will depend, in part, on the net proceeds raised in this offering.
- We do not have employees and will rely on our business manager and real estate manager to manage our business and assets.
- Persons performing services for our business manager and our real estate manager are employed by our sponsor or its affiliates and will face competing demands for their time and service.
- We do not have arm's-length agreements with our business manager, real estate manager or other affiliates of our sponsor.
- We will pay fees, which may be significant, to our business manager, real estate manager and other affiliates of our sponsor.
- We have not identified all of the specific real estate assets that we will acquire with the net proceeds raised in this offering, thus this is a "blind pool" offering.
- On acquiring shares, an investor will experience dilution in the net tangible book value of their investment.
- Principal and interest payments on any borrowings will reduce the funds available for distribution or investment in additional real estate assets.
- There are limits on the ownership and transferability of our shares.
- We may fail to continue to qualify as a real estate investment trust (REIT) and thus be required to pay federal, state and local taxes, which may reduce the amount of cash available for distributions to stockholders.

Forward-Looking Statements

Inland Residential Properties Trust, Inc.

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In addition to historical information, this presentation contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," “can,” "would," “will,” "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Residential Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although Inland Residential Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Residential Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this presentation.

Agenda

Inland Residential Properties Trust, Inc.

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- **Call to Order and Opening Remarks:** Daniel L. Goodwin, Chairman, Inland Residential Properties Trust, Inc.
- **Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation:** Cathleen M. Hrtanek, Secretary, Inland Residential Properties Trust, Inc.
- **Proxy Vote:** Daniel L. Goodwin, Chairman, Inland Residential Properties Trust, Inc.
- **Management Update, Investment Strategy and Portfolio Overview:** Mitchell A. Sabshon, President and Chief Executive Officer, Inland Residential Properties Trust, Inc. — SLIDE 7
- **Financial Highlights:** Catherine L. Lynch, Chief Financial Officer, Inland Residential Properties Trust, Inc. — SLIDE 18
- **Market Overview:** Mitchell A. Sabshon, President and Chief Executive Officer, Inland Residential Properties Trust, Inc. — SLIDE 21
- **Report of the Vote:** Kevin Kelly, Inspector of Elections, Morrow Sodali LLC
  - Election of directors
  - Approval of amendment to the charter
  - Ratify selection of KPMG LLP
- **Closing Remarks:** Daniel L. Goodwin, Chairman, Inland Residential Properties Trust, Inc.

Directors and Officers

Inland Residential Properties Trust, Inc.

inland-investments.com



Adrian B. Corbiere
Independent Director



Michael W. Reid
Independent Director



Meredith W. Mendes
Independent Director



Daniel L. Goodwin
Director and Chairman of the Board



Mitchell A. Sabshon
Director, Chief Executive Officer & President



David Z. Lichterman
Vice President, Treasurer and Chief Accounting Officer



Catherine L. Lynch
Chief Financial Officer



Roderick S. Curtis
Vice President



Cathleen M. Hrtanek
Secretary

Inland Residential Properties Trust, Inc.



Mitchell A. Sabshon

President and Chief Executive Officer

> Inland Residential Trust

A nonlisted REIT that seeks to acquire a portfolio of stabilized Class A and B multifamily properties.

Features include:

- Intent to continue paying monthly cash distributions* to stockholders
- Ability to add value with real estate management expertise
- No real estate-related transaction fees

* There is no guarantee that distributions will continue to be paid. We have paid and may continue to pay distributions from sources other than cash flow from operations, including borrowings and net offering proceeds.

We cannot guarantee that we will achieve any of these investment objectives.

> Company Timeline

December 2013	February 2015	September 2015	December 2015	May 2017
Inland Residential Trust Formed	Capital Raise Begins	Acquired Retreat at Market Square	First Distribution Paid	Acquired Commons at Town Center

> Cumulative Capital Raise

Cumulative Capital Raise Through May 31, 2017	
May 2017[1]	$2,689,854
Year-to-Date[1]	$8,272,668
Inception-to-Date[1]	**$41,115,595**

[1] Excludes proceeds from the Company's Distribution Reinvestment Program

Multifamily Residential – A Demand Story

Inland Residential Properties Trust, Inc.

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Generation	Ages	Size* (Millions)	% of U.S. Population
Greatest	68 +	35.2	11
Baby Boom	48-67	80.3	25
Generation X	38-47	40.9	13
Millennials	18-37	86.0	27
iGen	0-17	74.0	23

* Source: US Census projections

Why Millennials Prefer Renting

Affordability

- High levels of student debt
- Desire for mobility to pursue jobs
- Mortgage lending standards continue to be restrictive

Why Baby Boomers Prefer Renting

Lifestyle

- Ready to downsize – an easy first step to retirement living
- Buying is often more expensive than renting
- Selling a home later in life can be stressful and a disincentive for Baby Boomers

Multifamily Residential – A Demand Story

Inland Residential Properties Trust, Inc.

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Household Formations Trend Toward Renting

Renter Household Growth Has Surged While Homeownership Has Dropped



Renter Households (Millions)
Homeownership Rate (Percent)
44
42
40
38
36
34
32
30
74
72
70
68
66
64
62
60
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Renter Households
Homeownership Rate

Note: Data as of 3Q 2016

Source: U.S. Census Bureau, Housing Vacancy Surveys

Investment Strategy

Inland Residential Properties Trust, Inc.

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Real Estate Investment Strategies



Return
Opportunistic
Value Add
Core
Inland Residential Trust
Risk
Lower
Higher

- The higher return potential of value add and opportunistic strategies may be significantly reduced after adjusting for management and incentive fees

Source: Pagliari, Jr., Joseph L., Real Estate Returns by Strategy: Have Value-Added and Opportunistic Funds Pulled Their Weight?, University of Chicago School of Business, December 2, 2016

Investment Strategy

Inland Residential Properties Trust, Inc.

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Sample Lease Term in Days
Days
8000
7000
6000
5000
4000
3000
2000
1000
0
1
365
2555
3650
7300
Hotel
Multifamily
Multi-Tenant
10-Yr Net Lease
20-Yr Net Lease

- In a rising rate environment, shorter lease terms have the ability to quickly adjust to prevailing market conditions

Inland Residential Properties Trust, Inc.

> We plan to invest in…

Class A and B multifamily properties with the following characteristics:

- Top 100 Metropolitan Statistical Areas (MSAs)[1] – generally metro areas greater than 500,000 people
- Close proximity to landmarks and attractions
- Suburban commuter locations with:
  - increasing population
  - job growth
  - access to public transportation
  - low single-family affordability
- Stabilized (90% occupancy or higher) apartments with sought-after amenities and features in desirable neighborhoods

[1] MSAs are geographical regions with a relatively high population density at their core and close economic ties throughout the area. MSAs are defined by the U.S. Office of Management and Budget (OMB), and used by the U.S. Census Bureau and other federal government agencies for statistical purposes.

Class A, B and C Property Types

Inland Residential Trust Focus (Class A and Class B)

Class A

- Above–average workmanship
- Well maintained
- Less than 10 years old or significantly renovated in the last 10 years

Class B

- Industry-standard workmanship
- Average to good maintenance
- Typically more than 10 years old

Class C

- Located in less desirable location
- Dated exteriors, original appliances, few amenities
- May require capital expenditures if property is more than 20 years old

Retreat at Market Square Frederick, Maryland	
Transaction Date	September 30, 2015
Address	300 Cormorant Place Frederick, MD 21701
Transaction Price	$45.7 Million
# of Units	206
Average Unit Size	945 Square Feet
Unit Breakdown	1-Bedroom: 91 Units 2-Bedrooms: 99 Units 3-Bedrooms: 16 Units
Avg Occupancy	96.1%[1]
% Leased	97.1%[2]







[1] Average occupancy January 1, 2017 through March 31, 2017

[2] As of March 31, 2017

Portfolio Overview

Inland
Residential Properties Trust, Inc.

inland-investments.com

Commons at Town Center Vernon Hills, Illinois	
Transaction Date	May 3, 2017
Address	1255 Town Center Rd. Vernon Hills, IL 60061
Transaction Price	$23.0 Million
# of Units	85
Average Unit Size	1,240 Square Feet
Unit Breakdown	1-Bedroom: 30 Units 2-Bedrooms: 50 Units 3-Bedrooms: 5 Units
% Leased	96.7%[1]


THE COMMONS AT TOWN CENTER
Luxury Apartments
847-821-4444





[1] As of May 31, 2017

Inland
Residential Properties Trust, Inc.



Catherine L. Lynch

Chief Financial Officer

> Mortgage Payable

	March 31, 2017	March 31, 2016
Mortgage Payable (excludes unamortized debt issuance costs):	$27,450,000	$35,386,183
Ratio of Total Mortgage Payable to Total Assets:	48.8%	78.3%
Annual Weighted Average Interest Rate on Mortgage Payable:	3.64%	3.95%

Financial Highlights

Inland Residential Properties Trust, Inc.

inland-investments.com

> Year-Over-Year Results

	March 31, 2017	March 31, 2016
Total Assets:	$56,200,277	$45,212,649
Stockholders' Equity:	$22,270,946	$4,272,852
Distributions Paid:	$420,910	$100,731
Cash Flow Provided by Operations:	$229,601	$13,971
GAAP Net Loss:	$(359,106)	$(841,999)

For the quarter ended March 31, 2017, 45.5% of the distributions paid to stockholders of record were paid from the net proceeds of Inland Residential Trust's "best efforts" offering (return of capital). For the quarter ended March 31, 2016, 100% of the distributions paid to stockholders of record were paid from the net proceeds of Inland Residential Trust's "best efforts" offering (return of capital). When Inland Residential Trust makes cash distributions using offering or financing proceeds it will have less proceeds to invest in properties and this may lower its overall return potential.



Mitchell A. Sabshon

President and Chief Executive Officer

Multifamily Market Overview

Inland Residential Properties Trust, Inc.

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Economic Trends

- 253,000 rise in private payrolls in May[1]
- Unemployment rate fell to 4.3% in May[2]
- Median weekly earnings up by 4.2% in Q1 2017 over Q1 2016[3]
- Personal savings increased to $849.1 billion from $819.0 billion in February[4]
- GDP expanded 1.2% in the first quarter[5]

Multifamily Fundamentals

- Homeownership rate at 63.6%[6]
- Median sale price for previously owned home up 6% y-o-y in April[7]
- Rent growth moderated at 3.3% in Q1[8]
- Demand at a high with 208,700 units absorbed for the year ending Q1 2017[9]
- New construction at 1.5% y-o-y[8]

[1] Morningstar. ADP Reports 253,000 Rise in Private Payrolls in May. June 1, 2017.
[2] Bureau of Labor Statistics. Employment Situation Summary. June 2, 2017.
[3] Bureau of Labor Statistics. Usual Weekly Earnings Summary. April 18, 2017.
[4] CNBC. US personal income rose 0.2% in March vs. 0.3% increase expected. May 1, 2017.
[5] WSJ. Economy Stronger Than First 2017 Report. May 27, 2017.
[6] U.S. Census Bureau. Quarterly Residential Vacancies and Homeownership, First Quarter 2017. April 27, 2017.
[7] National Association of Realtors. Existing-Home Sales Slip 2.3% in April. May 24, 2017.
[8] JLL. FirstLook at Multifamily. Q1 2017.
[9] CBRE. U.S. Multifamily MarketView Snapshot. Q1 2017.